UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 23, 2022

Technical Communications Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	001-34816	04-2295040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Domino Drive, Concord, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(978) 287-5100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 23, 2023, Technical Communications Corporation (the “Company”) issued a Fourth Amended and Restated Promissory Note in the principal amount of $4,000,000 in favor of Carl H. Guild, Jr. and Michelle S. Guild (the “Note”). The Note is attached as Exhibit 10.1. The Note amends and replaces in its entirety the Third Amended and Restated Demand Note by the Company dated August 4, 2022.

Mr. Guild, the Company’s Chief Executive Officer, President, CFO and Chairman of the Board, had loaned the money to the Company to provide working capital. The current outstanding principal on the loan is $4,000,000, with $212,348.63 in interest currently on the Company’s books as accounts payable. The loan may be prepaid at any time without premium or penalty. Payments are due monthly in the amount of $78,264.59 beginning March 2023 over a period of 60 consecutive monthly installments.

The Note has been amended to (i) fix the rate at which interest accrues after the date of the Note on the outstanding principal balance at six and one-half (6.5%) percent, (ii) remove the demand aspect of the Note and to require montly payments of principal and interest, and (iii) add Michelle S. Guild (Mr. Guild’s spouse) as a holder of the Note.

The Note was amended further to secure the Note with all assets of the Company, pursuant to a Security Agreement dated February 23, 2023 and attached as Exhibit 10.2.

Item 2.03	Creation of a Direct Financial Obligation (DFO) or Increase a DFO or an Obligation under an Off-Balance Sheet Arrangement

(a), (b)

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.
b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable
d.	Exhibits:

Exhibit No.	Title

10.1	Fourth Amended and Restated Promissory Note dated February 23, 2023 by the Company to Carl Guild and Michelle S. Guild

10.2	Security Agreement dated February 23, 2023 by and between the Company and Carl Guild and Michelle S. Guild

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Dated: Feburary 24, 2023	By:	/s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer